Exhibit 99.1

NEWS RELEASE

Investor contact:	Media contact:
Stephen Nolan	Heather Kralik
518-445-2281	801-505-7001
stephen.nolan@albint.com	heather.kralik@albint.com

ALBANY INTERNATIONAL CORP. ANNOUNCES THE PRICING OF A SECONDARY OFFERING

Rochester, New Hampshire, May 30, 2019 – Albany International Corp. (NYSE: AIN) (the “Company”) today announced the pricing of the previously announced secondary offering of 1,405,217 shares of its Class A common stock, par value $0.001 per share (the “Class A Common Stock”). The shares have been offered by Standish Family Holdings, LLC and J.S. Standish Company (collectively, the “Selling Stockholders”) at a price to the public of $68.00 per share. The offering is expected to close on June 4, 2019, subject to customary closing conditions. One of the Selling Stockholders has granted the underwriters a 30-day option to purchase up to 210,783 additional shares of Class A Common Stock. The Selling Stockholders will receive all of the net proceeds from this offering. No shares are being sold by the Company.

J.P. Morgan and BofA Merrill Lynch have acted as joint bookrunning managers and representatives of the underwriters for the offering. Baird, Cowen, SunTrust Robinson Humphrey and Sidoti & Company, LLC have acted as co-managers for the offering.

A Registration Statement on Form S-3 (including a prospectus) relating to these securities has been filed with the Securities and Exchange Commission (the “SEC”) and is effective. Before you invest, you should read the prospectus in that registration statement, the accompanying prospectus supplement and other documents the Company has filed with the SEC for more complete information about the Company and this offering. You may get these documents for free by visiting EDGAR on the SEC web site at www.sec.gov. Alternatively, copies of the prospectus and accompanying prospectus supplement related to this offering, when available, may be obtained from J.P. Morgan Securities LLC, c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717, or via telephone at 1-866-803-9204; or BofA Merrill Lynch, Attention: Prospectus Department, 200 North College Street, 3rd Floor, Charlotte, NC 28255, or by email at dg.prospectus_requests@baml.com.

This press release does not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Albany International Corp.

Albany International Corp. is a leading developer and manufacturer of engineered components, using advanced materials processing and automation capabilities, with two core businesses. Machine Clothing is the world’s leading producer of fabrics and process felts used in the manufacture of all grades of paper products. Albany Engineered Composites is a rapidly growing designer and manufacturer of advanced materials-based engineered components for jet engine and airframe applications, supporting both commercial and military platforms. Albany International is headquartered in Rochester, New Hampshire, operates 22 plants in 10 countries, employs 4,400 people worldwide, and is listed on the New York Stock Exchange (Symbol: AIN).

Cautionary Note Regarding Forward-Looking Statements

This press release may contain statements, estimates, or projections that constitute “forward-looking statements” as defined under U.S. federal securities laws. Because forward-looking statements are subject to certain risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Certain of the risks and uncertainties to which the Company is subject are described in the Registration Statement on Form S-3 under the heading “Cautionary Note Regarding Forward-Looking Statements,” the Preliminary Prospectus Supplement dated May 28, 2019 under the headings “Cautionary note regarding forward-looking statements” and “Risk factors,” the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 under the headings “Forward-Looking Statements” and “Risk Factors,” the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2019 under the heading “Forward-Looking Statements” and other applicable filings with the SEC. Such forward-looking statements are based on current expectations, and the Company undertakes no obligation to publicly update or revise any forward-looking statements.

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